UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2011
ORBCOMM Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 Linwood Avenue, Suite 100 Fort Lee, New Jersey	07024

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 363-4900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 10, 2011, ORBCOMM Inc. (the “Company”) released its earnings for the first fiscal quarter of 2011 and is furnishing a copy of the earnings release to the Securities and Exchange Commission under Item 2.02 of this Current Report on Form 8-K. The press release is attached herewith as Exhibit 99 and is incorporated herein by reference. In addition, the Company will discuss its financial results during a webcast and teleconference call Tuesday, May 10, 2011 at 10:30 a.m. (ET). To access the webcast and teleconference call, go to the Company’s website at www.orbcomm.com.
The information contained in Exhibit 99 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
EBITDA is defined as earnings before interest income (expense), provision for income taxes and depreciation and amortization. ORBCOMM believes EBITDA is useful to its management and investors in evaluating operating performance because it is one of the primary measures used to evaluate the economic productivity of the Company’s operations, including its ability to obtain and maintain its customers, its ability to operate its business effectively, the efficiency of its employees and the profitability associated with their performance. It also helps ORBCOMM’s management and investors to meaningfully evaluate and compare the results of the Company’s operations from period to period on a consistent basis by removing the impact of its financing transactions and the depreciation and amortization impact of capital investments from its operating results. In addition, ORBCOMM management uses EBITDA in presentations to its board of directors to enable it to have the same measurement of operating performance used by management and for planning purposes, including the preparation of the annual operating budget. The Company also believes that EBITDA, adjusted for stock-based compensation expense and noncontrolling interests (Adjusted EBITDA), is useful to investors to evaluate the Company’s core operating results and financial performance and its capacity to fund capital expenditures, because it excludes items that are significant non-cash expenses reflected in the Condensed Consolidated Statements of Operations. EBITDA and Adjusted EBITDA are not performance measures calculated in accordance with accounting principles generally accepted in the United States, or GAAP. While ORBCOMM considers EBITDA and Adjusted EBITDA to be important measures of operating performance, they should be considered in addition to, and not as a substitute for, or superior to, Net Loss or other measures of financial performance prepared in accordance with GAAP and may be different than EBITDA and Adjusted EBITDA measures presented by other companies.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99	Press Release of the Company dated May 10, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.
By	/s/ Robert G. Costantini
	Name:	Robert G. Costantini
	Title:	Executive Vice President and Chief Financial Officer

Date: May 10, 2011

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99	Press Release of the Company dated May 10, 2011.